Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement

Second Quarter 2022

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Business Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings

Other Information
	17	DAC and VOBA and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Statutory Statement of Operations Information
	22	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Net income (loss) available to shareholders	$957	$613	$42	$361	$10
Adjusted earnings	$24	$294	$323	$450	$435
Adjusted earnings, less notable items (2)	$247	$315	$416	$514	$458
Total corporate expenses (3)	$201	$208	$247	$222	$218
Combined total adjusted capital (4)	$8,200	$8,495	$9,441	$9,750	$9,432
Combined risk-based capital ratio (4), (5)	470%-490%	450%-470%	500%	520%-540%	480%-500%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$10,191	$12,814	$16,142	$16,031	$16,115
Less: Preferred stock, net	1,699	1,699	1,699	1,360	1,360
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$8,492	$11,115	$14,443	$14,671	$14,755
Less: AOCI	(3,091)	363	4,172	4,290	4,596
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$11,583	$10,752	$10,271	$10,381	$10,159

Return on Common Equity (1)
Return on common equity	15.5%	7.5%	(1.3)%	(8.3)%	(28.2)%
Return on common equity, excluding AOCI	18.6%	9.9%	(1.9)%	(11.9)%	(39.7)%
Adjusted return on common equity	10.3%	14.5%	15.3%	13.5%	2.7%

Earnings Per Common Share, Diluted (1), (6)
Net income (loss) available to shareholders per common share	$12.77	$7.91	$0.51	$4.34	$0.11
Adjusted earnings per common share	$0.33	$3.79	$4.02	$5.41	$5.05
Adjusted earnings, less notable items per common share	$3.29	$4.07	$5.18	$6.17	$5.32
Weighted average common shares outstanding	74,971,658	77,476,465	80,244,577	83,244,987	86,065,150

Book Value Per Common Share
Book value per common share (1)	$116.21	$146.64	$185.48	$181.23	$175.19
Book value per common share, excluding AOCI (1)	$158.51	$141.85	$131.90	$128.24	$120.62
Ending common shares outstanding	73,072,766	75,799,704	77,870,072	80,952,682	84,223,669

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(4) Reflects preliminary statutory results as of or for the three months ended June 30, 2022. See additional information on page 22.
(5) The RBC ratio is reported as a preliminary range on the quarters.
(6) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Revenues	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Premiums	$167	$166	$168	$193	$162	$333	$346
Universal life and investment-type product policy fees	784	841	906	881	919	1,625	1,849
Net investment income	1,061	1,151	1,201	1,281	1,212	2,212	2,399
Other revenues	118	137	101	117	101	255	228
Revenues before NIGL and NDGL	2,130	2,295	2,376	2,472	2,394	4,425	4,822
Net investment gains (losses)	(66)	(68)	(23)	(16)	(34)	(134)	(20)
Net derivative gains (losses)	1,733	513	(337)	56	(684)	2,246	(2,188)
Total revenues	$3,797	$2,740	$2,016	$2,512	$1,676	$6,537	$2,614

Expenses
Policyholder benefits and claims	$1,108	$906	$823	$1,112	$752	$2,014	$1,508
Interest credited to policyholder account balances	319	290	315	413	287	609	584
Amortization of DAC and VOBA	566	227	127	(82)	8	793	99
Interest expense on debt	38	38	41	41	40	76	81
Other expenses	553	472	661	538	568	1,025	1,089
Total expenses	2,584	1,933	1,967	2,022	1,655	4,517	3,361
Income (loss) before provision for income tax	1,213	807	49	490	21	2,020	(747)
Provision for income tax expense (benefit)	230	165	(15)	105	(10)	395	(195)
Net income (loss)	983	642	64	385	31	1,625	(552)
Less: Net income (loss) attributable to noncontrolling interests	—	2	1	2	—	2	2
Net income (loss) attributable to Brighthouse Financial, Inc.	983	640	63	383	31	1,623	(554)
Less: Preferred stock dividends	26	27	21	22	21	53	46
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$957	$613	$42	$361	$10	$1,570	$(600)

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Investments:
Fixed maturity securities available-for-sale	$78,606	$82,496	$87,582	$87,074	$84,785
Equity securities	96	80	101	90	91
Mortgage loans	21,508	21,357	19,850	18,267	16,732
Policy loans	1,277	1,270	1,264	1,264	1,255
Limited partnerships and limited liability companies	4,683	4,587	4,271	3,959	3,546
Short-term investments	920	1,062	1,841	1,892	1,293
Other invested assets	3,345	2,568	3,316	2,774	2,863
Total investments	110,435	113,420	118,225	115,320	110,565
Cash and cash equivalents	5,071	4,101	4,474	4,108	4,882
Accrued investment income	852	754	724	764	827
Reinsurance recoverables	15,649	15,401	15,340	15,339	15,290
Premiums and other receivables	993	889	754	959	837
DAC and VOBA	5,434	5,581	5,377	5,356	5,122
Current income tax recoverable	18	—	—	—	—
Deferred income tax asset	471	—	—	—	—
Other assets	445	465	482	484	494
Separate account assets	88,843	104,441	114,464	112,361	115,839
Total assets	$228,211	$245,052	$259,840	$254,691	$253,856
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$41,142	$41,979	$43,807	$43,795	$43,427
Policyholder account balances	68,293	67,887	66,851	63,748	60,300
Other policy-related balances	3,273	3,457	3,457	3,406	3,356
Payables for collateral under securities loaned and other transactions	6,675	6,209	6,269	5,639	5,143
Long-term debt	3,157	3,157	3,157	3,436	3,436
Current income tax payable	—	61	62	148	150
Deferred income tax liability	—	215	1,062	1,120	1,109
Other liabilities	6,572	4,767	4,504	4,942	4,916
Separate account liabilities	88,843	104,441	114,464	112,361	115,839
Total liabilities	217,955	232,173	243,633	238,595	237,676
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	14,113	14,133	14,154	13,830	13,842
Retained earnings (deficit)	981	(2)	(642)	(705)	(1,088)
Treasury stock	(1,813)	(1,681)	(1,543)	(1,385)	(1,236)
Accumulated other comprehensive income (loss)	(3,091)	363	4,172	4,290	4,596
Total Brighthouse Financial, Inc.’s stockholders’ equity	10,191	12,814	16,142	16,031	16,115
Noncontrolling interests	65	65	65	65	65
Total equity	10,256	12,879	16,207	16,096	16,180
Total liabilities and equity	$228,211	$245,052	$259,840	$254,691	$253,856

Earnings and Select
Metrics from
Business Segments and Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended June 30, 2022
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$29	$119	$—	$19	$167
Universal life and investment-type product policy fees	521	45	157	—	723
Net investment income	546	112	350	62	1,070
Other revenues	111	—	7	—	118
Total adjusted revenues	$1,207	$276	$514	$81	$2,078

Adjusted expenses
Policyholder benefits and claims	$268	$187	$480	$7	$942
Interest credited to policyholder account balances	192	25	75	27	319
Amortization of DAC and VOBA	160	33	—	2	195
Interest expense on debt	—	—	—	38	38
Other operating costs	339	3	166	45	553
Total adjusted expenses	959	248	721	119	2,047
Adjusted earnings before provision for income tax	248	28	(207)	(38)	31
Provision for income tax expense (benefit)	44	5	(43)	(25)	(19)
Adjusted earnings after provision for income tax	204	23	(164)	(13)	50
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	26	26
Adjusted earnings	$204	$23	$(164)	$(39)	$24

	For the Three Months Ended June 30, 2021
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$18	$125	$—	$19	$162
Universal life and investment-type product policy fees	618	83	155	—	856
Net investment income	533	168	499	17	1,217
Other revenues	88	7	8	—	103
Total adjusted revenues	$1,257	$383	$662	$36	$2,338

Adjusted expenses
Policyholder benefits and claims	$118	$216	$399	$15	$748
Interest credited to policyholder account balances	182	24	77	3	286
Amortization of DAC and VOBA	123	10	—	3	136
Interest expense on debt	—	—	—	40	40
Other operating costs	417	48	46	57	568
Total adjusted expenses	840	298	522	118	1,778
Adjusted earnings before provision for income tax	417	85	140	(82)	560
Provision for income tax expense (benefit)	79	17	18	(10)	104
Adjusted earnings after provision for income tax	338	68	122	(72)	456
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	21	21
Adjusted earnings	$338	$68	$122	$(93)	$435

Financial Supplement	6

Statements of Adjusted Earnings by Segment and Corporate & Other (Cont.) (Unaudited, in millions)

	For the Six Months Ended June 30, 2022
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$54	$241	$—	$38	$333
Universal life and investment-type product policy fees	1,089	104	311	—	1,504
Net investment income	1,101	265	751	110	2,227
Other revenues	235	6	14	—	255
Total adjusted revenues	$2,479	$616	$1,076	$148	$4,319

Adjusted expenses
Policyholder benefits and claims	$460	$440	$897	$20	$1,817
Interest credited to policyholder account balances	382	29	156	41	608
Amortization of DAC and VOBA	294	59	—	5	358
Interest expense on debt	—	—	—	76	76
Other operating costs	712	28	210	75	1,025
Total adjusted expenses	1,848	556	1,263	217	3,884
Adjusted earnings before provision for income tax	631	60	(187)	(69)	435
Provision for income tax expense (benefit)	116	11	(39)	(26)	62
Adjusted earnings after provision for income tax	515	49	(148)	(43)	373
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	55	55
Adjusted earnings	$515	$49	$(148)	$(98)	$318

	For the Six Months Ended June 30, 2021
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$54	$252	$—	$40	$346
Universal life and investment-type product policy fees	1,221	189	314	—	1,724
Net investment income	1,083	334	961	31	2,409
Other revenues	197	18	15	—	230
Total adjusted revenues	$2,555	$793	$1,290	$71	$4,709

Adjusted expenses
Policyholder benefits and claims	$291	$454	$818	$33	$1,596
Interest credited to policyholder account balances	367	55	157	3	582
Amortization of DAC and VOBA	250	55	—	6	311
Interest expense on debt	—	—	—	81	81
Other operating costs	816	92	90	91	1,089
Total adjusted expenses	1,724	656	1,065	214	3,659
Adjusted earnings before provision for income tax	831	137	225	(143)	1,050
Provision for income tax expense (benefit)	157	27	27	(29)	182
Adjusted earnings after provision for income tax	674	110	198	(114)	868
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	48	48
Adjusted earnings	$674	$110	$198	$(162)	$820

Financial Supplement	7

Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Premiums	$29	$25	$39	$49	$18	$54	$54
Universal life and investment-type product policy fees	521	568	618	631	618	1,089	1,221
Net investment income	546	555	567	567	533	1,101	1,083
Other revenues	111	124	86	104	88	235	197
Total adjusted revenues	$1,207	$1,272	$1,310	$1,351	$1,257	$2,479	$2,555

Adjusted expenses
Policyholder benefits and claims	$268	$192	$159	$267	$118	$460	$291
Interest credited to policyholder account balances	192	190	195	302	182	382	367
Amortization of DAC and VOBA	160	134	49	(114)	123	294	250
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	339	373	423	415	417	712	816
Total adjusted expenses	959	889	826	870	840	1,848	1,724
Adjusted earnings before provision for income tax	248	383	484	481	417	631	831
Provision for income tax expense (benefit)	44	72	94	96	79	116	157
Adjusted earnings	$204	$311	$390	$385	$338	$515	$674

Financial Supplement	8

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Account value, beginning of period	$128,397	$136,881	$133,155	$134,888	$129,756
Premiums and deposits (2)	2,035	1,876	2,111	2,201	2,173
Withdrawals, surrenders and contract benefits	(2,500)	(2,758)	(3,231)	(3,039)	(3,079)
Net flows (3)	(465)	(882)	(1,120)	(838)	(906)
Investment performance (4)	(15,219)	(7,026)	5,496	(217)	6,691
Policy charges and other	(574)	(576)	(650)	(678)	(653)
Account value, end of period	$112,139	$128,397	$136,881	$133,155	$134,888

FIXED ANNUITIES ACCOUNT VALUE (5)
Account value, beginning of period	$15,671	$15,603	$15,536	$15,456	$15,404
Premiums and deposits (2)	503	241	316	222	197
Withdrawals, surrenders and contract benefits	(237)	(266)	(331)	(234)	(231)
Net flows (3)	266	(25)	(15)	(12)	(34)
Interest credited	96	89	92	99	98
Other	(5)	4	(10)	(7)	(12)
Account value, end of period	$16,028	$15,671	$15,603	$15,536	$15,456

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,587	$4,613	$4,644	$4,642	$4,665

(1) Includes general account and separate account.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Deposits and withdrawals include policy exchanges.
(4) Includes the interest credited on the general account option of variable products.
(5) Includes fixed index annuities.

Financial Supplement	9

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Shield Level Annuities (1)	$1,629	$1,394	$1,551	$1,634	$1,593	$3,023	$3,016
GMWB	268	334	393	396	393	602	759
GMDB only	75	87	84	97	100	162	195
GMIB	13	17	18	17	18	30	41
Total variable and Shield Level annuity sales	$1,985	$1,832	$2,046	$2,144	$2,104	$3,817	$4,011

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$206	$196	$292	$198	$173	$402	$355
Fixed deferred annuities	293	41	19	19	22	334	64
Single premium immediate annuities	2	1	1	—	—	3	1
Other fixed and income annuities	—	—	1	1	—	—	—
Total fixed and income annuity sales	$501	$238	$313	$218	$195	$739	$420

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	10

Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Premiums	$119	$122	$109	$122	$125	$241	$252
Universal life and investment-type product policy fees	45	59	80	32	83	104	189
Net investment income	112	153	156	183	168	265	334
Other revenues	—	6	8	8	7	6	18
Total adjusted revenues	$276	$340	$353	$345	$383	$616	$793

Adjusted expenses
Policyholder benefits and claims	$187	$253	$186	$179	$216	$440	$454
Interest credited to policyholder account balances	25	4	28	25	24	29	55
Amortization of DAC and VOBA	33	26	1	(34)	10	59	55
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	3	25	54	34	48	28	92
Total adjusted expenses	248	308	269	204	298	556	656
Adjusted earnings before provision for income tax	28	32	84	141	85	60	137
Provision for income tax expense (benefit)	5	6	17	31	17	11	27
Adjusted earnings	$23	$26	$67	$110	$68	$49	$110

Financial Supplement	11

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Universal and variable universal life account value, beginning of period	$2,671	$2,694	$2,680	$2,667	$2,670
Premiums and deposits (1)	54	56	86	75	78
Withdrawals, surrenders and contract benefits	(34)	(42)	(33)	(40)	(39)
Net flows	20	14	53	35	39
Net transfers from (to) separate account	17	15	5	28	9
Interest credited	24	5	28	26	25
Policy charges and other	(54)	(57)	(72)	(76)	(76)
Universal and variable universal life account value, end of period	$2,678	$2,671	$2,694	$2,680	$2,667

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$6,262	$6,861	$6,598	$6,721	$6,373
Premiums and deposits	43	45	47	46	47
Withdrawals, surrenders and contract benefits	(52)	(68)	(81)	(52)	(64)
Net flows	(9)	(23)	(34)	(6)	(17)
Investment performance	(929)	(513)	357	(31)	423
Net transfers from (to) general account	(16)	(15)	(5)	(28)	(9)
Policy charges and other	(57)	(48)	(55)	(58)	(49)
Variable universal life account value, end of period	$5,251	$6,262	$6,861	$6,598	$6,721

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	12

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
LIFE SALES	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Total life sales	$19	$20	$35	$27	$26	$39	$49

	As of
LIFE INSURANCE IN-FORCE	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Whole Life
Life Insurance in-force, before reinsurance	$18,490	$18,645	$18,819	$19,028	$19,223
Life Insurance in-force, net of reinsurance	$3,113	$3,153	$3,196	$3,239	$3,265

Term Life
Life Insurance in-force, before reinsurance	$368,082	$372,019	$376,022	$379,193	$382,200
Life Insurance in-force, net of reinsurance	$292,839	$295,051	$297,053	$298,363	$299,414

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$46,876	$48,063	$49,063	$49,575	$50,147
Life Insurance in-force, net of reinsurance	$34,981	$36,118	$37,016	$37,314	$37,611

Financial Supplement	13

Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Premiums	$—	$—	$—	$3	$—	$—	$—
Universal life and investment-type product policy fees	157	154	145	156	155	311	314
Net investment income	350	401	444	505	499	751	961
Other revenues	7	7	8	6	8	14	15
Total adjusted revenues	$514	$562	$597	$670	$662	$1,076	$1,290

Adjusted expenses
Policyholder benefits and claims	$480	$417	$483	$506	$399	$897	$818
Interest credited to policyholder account balances	75	81	81	77	77	156	157
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	166	44	56	45	46	210	90
Total adjusted expenses	721	542	620	628	522	1,263	1,065
Adjusted earnings before provision for income tax	(207)	20	(23)	42	140	(187)	225
Provision for income tax expense (benefit)	(43)	4	22	4	18	(39)	27
Adjusted earnings	$(164)	$16	$(45)	$38	$122	$(148)	$198

Financial Supplement	14

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Account value, beginning of period	$5,512	$5,569	$5,629	$5,683	$5,740
Premiums and deposits (1)	180	177	170	167	174
Withdrawals, surrenders and contract benefits	(21)	(32)	(26)	(20)	(27)
Net flows	159	145	144	147	147
Interest credited	45	62	50	48	50
Policy charges and other	(262)	(264)	(254)	(249)	(254)
Account value, end of period	$5,454	$5,512	$5,569	$5,629	$5,683

	As of
LIFE INSURANCE IN-FORCE	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$73,393	$73,813	$74,535	$75,020	$75,487
Life Insurance in-force, net of reinsurance	$36,611	$36,887	$37,206	$37,000	$37,133

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	15

Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Premiums	$19	$19	$20	$19	$19	$38	$40
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	62	48	39	32	17	110	31
Other revenues	—	—	—	—	—	—	—
Total adjusted revenues	$81	$67	$59	$51	$36	$148	$71

Adjusted expenses
Policyholder benefits and claims	$7	$13	$18	$19	$15	$20	$33
Interest credited to policyholder account balances	27	14	10	8	3	41	3
Amortization of DAC and VOBA	2	3	3	2	3	5	6
Interest expense on debt	38	38	41	41	40	76	81
Other operating costs	45	30	128	44	57	75	91
Total adjusted expenses	119	98	200	114	118	217	214
Adjusted earnings before provision for income tax	(38)	(31)	(141)	(63)	(82)	(69)	(143)
Provision for income tax expense (benefit)	(25)	(1)	(74)	(4)	(10)	(26)	(29)
Adjusted earnings after provision for income tax	(13)	(30)	(67)	(59)	(72)	(43)	(114)
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	26	29	22	24	21	55	48
Adjusted earnings	$(39)	$(59)	$(89)	$(83)	$(93)	$(98)	$(162)

Other
Information

Financial Supplement	17

DAC and VOBA and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLLFORWARD	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Balance, beginning of period	$5,581	$5,377	$5,356	$5,122	$5,148
Capitalization	115	109	133	126	120
Amortization:
Included in adjusted earnings, excluding notable items	(195)	(163)	(53)	(127)	(136)
Related to notable items, included in adjusted expenses	—	—	—	273	—
Related to items not included in adjusted expenses	(371)	(64)	(74)	(64)	128
Total amortization	(566)	(227)	(127)	82	(8)
Unrealized investment gains (losses)	304	322	15	26	(138)
Balance, end of period	$5,434	$5,581	$5,377	$5,356	$5,122
	As of
DAC AND VOBA BY SEGMENT AND CORPORATE & OTHER	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Annuities	$4,434	$4,560	$4,331	$4,308	$4,103
Life	906	925	947	946	914
Run-off	4	4	4	4	4
Corporate & Other	90	92	95	98	101
Total DAC and VOBA	$5,434	$5,581	$5,377	$5,356	$5,122

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Net derivative gains (losses):
Variable annuity hedges and embedded derivatives, net	$2,329	$953	$(689)	$(59)	$(1,132)
ULSG hedges	(659)	(540)	313	19	403
Other hedges and embedded derivatives	54	94	34	90	40
Subtotal	1,724	507	(342)	50	(689)
Investment hedge adjustments	9	6	5	6	5
Total net derivative gains (losses)	$1,733	$513	$(337)	$56	$(684)

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Actuarial items and other insurance adjustments	$214	$9	$13	$44	$—
Establishment costs	9	12	21	20	23
Debt repayment costs	—	—	59	—	—
Total notable items (1)	$223	$21	$93	$64	$23

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$14	$—	$(29)	$(42)	$—
Life	2	9	(9)	(3)	—
Run-off	198	—	51	89	—
Corporate & Other	9	12	80	20	23
Total notable items (1)	$223	$21	$93	$64	$23

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Total Quarterly VA separate account gross returns	(12.58)%	(6.36)%	4.60%	(0.42)%	5.91%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	27.60%	29.43%	29.62%	28.54%	28.62%
Percent allocated to bond funds/other funds	9.29%	8.72%	8.57%	8.67%	8.40%
Percent allocated to target volatility funds	21.01%	19.66%	19.87%	20.98%	21.14%
Percent allocated to balanced funds	42.10%	42.19%	41.94%	41.81%	41.84%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	June 30, 2022		December 31, 2021
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$33,472	28.98%	$39,081	31.85%
Foreign corporate securities	10,547	9.13%	11,706	9.54%
U.S. government and agency securities	9,607	8.32%	9,307	7.59%
Residential mortgage-backed securities	8,343	7.22%	9,259	7.55%
Commercial mortgage-backed securities	6,714	5.81%	7,282	5.93%
State and political subdivision securities	4,049	3.50%	4,835	3.94%
Asset-backed securities	4,684	4.06%	4,280	3.49%
Foreign government securities	1,190	1.03%	1,832	1.49%
Total fixed maturity securities	78,606	68.05%	87,582	71.38%
Equity securities	96	0.08%	101	0.08%
Mortgage loans:
Commercial mortgage loans	13,046	11.29%	12,187	9.93%
Agricultural mortgage loans	4,144	3.59%	4,163	3.39%
Residential mortgage loans	4,421	3.83%	3,623	2.96%
Allowance for credit losses	(103)	(0.09)%	(123)	(0.10)%
Total mortgage loans, net	21,508	18.62%	19,850	16.18%
Policy loans	1,277	1.11%	1,264	1.03%
Limited partnerships and limited liability companies	4,683	4.05%	4,271	3.48%
Cash, cash equivalents and short-term investments	5,991	5.19%	6,315	5.15%
Other invested assets:
Derivatives:
Interest rate	416	0.36%	1,094	0.89%
Equity market	1,975	1.71%	1,665	1.36%
Foreign currency exchange rate	697	0.60%	328	0.27%
Credit	7	0.01%	39	0.03%
Total derivatives	3,095	2.68%	3,126	2.55%
FHLB common stock	144	0.12%	70	0.05%
Other	106	0.10%	120	0.10%
Total other invested assets	3,345	2.90%	3,316	2.70%
Total investments and cash and cash equivalents	$115,506	100.00%	$122,699	100.00%

	For the Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Net investment income yield (1), (2)	3.92%	4.36%	4.66%	5.16%	5.08%

(1) Yields are calculated on investment income as a percentage of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-2 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Financial Supplement	21

Statutory Statement of Operations Information (Unaudited, in millions except Normalized Statutory Earnings (Loss))

	For the Three Months Ended					For the Six Months Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY June 30, 2022 (2)	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	PRELIMINARY June 30, 2022 (2)	June 30, 2021
Total revenues (Line 9)	$7,100	$4,165	$3,324	$3,938	$3,540	$11,265	$7,091
Total benefits and expenses before dividends to policyholders (Line 28)	$6,900	$4,619	$3,537	$4,117	$3,758	$11,519	$5,582

COMBINED NET INCOME (LOSS) (1)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$100	$(424)	$(196)	$(181)	$(206)	$(324)	$1,531
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	500	42	(87)	(51)	(372)	542	(1,184)
Net income (loss) (Line 35)	$600	$(382)	$(283)	$(232)	$(578)	$218	$347

						For the Six Months Ended
NORMALIZED STATUTORY EARNINGS (LOSS) (3), (4)						PRELIMINARY June 30, 2022 (2)	June 30, 2021
						(In billions)
Statutory net gain (loss) from operations, pre-tax						$(0.8)	$1.8
Add: net realized capital gains (losses)						0.8	(1.3)
Add: change in total asset requirement at CTE98, net of the change in VA reserves						0.9	(0.6)
Add: unrealized gains (losses) on VA & Shield hedging program and other equity risk management strategies						(0.6)	0.1
Add: impact of actuarial items and other insurance adjustments						0.1	—
Normalized statutory earnings (loss)						$0.4	$—

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and six months ended June 30, 2022.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) Normalized statutory earnings (loss), presented in billions, is for Brighthouse Life Insurance Company and New England Life Insurance Company.

Financial Supplement	22

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY June 30, 2022 (2)	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Total assets (Line 28)	$192,700	$203,117	$210,819	$206,050	$205,018
Total liabilities (Line 28)	$186,100	$196,196	$202,918	$197,794	$196,967
Total capital and surplus (Line 38)	$6,600	$6,921	$7,901	$8,256	$8,051

COMBINED TAC AND RBC RATIO (1), (3)
Combined total adjusted capital	$8,200	$8,495	$9,441	$9,750	$9,432
Combined risk-based capital ratio (4)	470%-490%	450%-470%	500%	520%-540%	480%-500%

	As of
COMBINED ORDINARY DIVIDEND CAPACITY (1)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Dividends paid to Holding Company	$—	$—	$344	$—	$250
Remaining ordinary dividend capacity (5)	$1,512	$1,512	$244	$588	$588

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of June 30, 2022.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) The RBC ratio is reported as a preliminary range on the quarters.
(5) Reflects remaining dividend amounts that may be paid at one or more points in time during the respective calendar year without prior regulatory approval.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure risk management strategy and the impact of such strategy on volatility in our profitability measures and negative effects on our statutory capital; material differences from actual outcomes compared to the sensitivities calculated under certain scenarios and sensitivities that we may utilize in connection with our variable annuity risk management strategies; the impact of interest rates on our future ULSG policyholder obligations and net income volatility; the impact of the ongoing COVID-19 pandemic; the potential material adverse effect of changes in accounting standards, practices or policies applicable to us, including changes in the accounting for long-duration contracts; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in our financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the risks associated with climate change; the adverse impact on liabilities for policyholder claims as a result of extreme mortality events; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geo-political events, military actions or catastrophic events, on our investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the impact of events that adversely affect issuers, guarantors or collateral relating to our investments or our derivatives counterparties, on impairments, valuation allowances, reserves, net investment income and changes in unrealized gain or loss positions; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers; the effectiveness of our policies and procedures in managing risk; the loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of our separation from MetLife, Inc. ("MetLife") are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related or other matters and agreements or disagreements regarding MetLife’s or our obligations under our other agreements; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2021, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by the investor community by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures, previously referred to as operating measures, should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. This financial measure, which may be positive or negative, focuses on our primary businesses by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflects adjusted revenues less (i) adjusted expenses, (ii) provision for income tax expense (benefit), (iii) net income (loss) attributable to noncontrolling interests and (iv) preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•Net derivative gains (losses) except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and

•Certain variable annuity GMIB fees (“GMIB Fees”).

The following are significant items excluded from total expenses in calculating the adjusted expenses component of adjusted earnings:

•Amounts associated with benefits related to GMIBs (“GMIB Costs”);

•Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Market Value Adjustments”); and

•Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses) and (iii) GMIB Fees and GMIB Costs.

The tax impact of the adjustments discussed above is calculated net of the statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents net investment income, including Investment Hedge Adjustments.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the unfavorable (favorable) after-tax impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales, which represents 100 percent of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percentage of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as investment fees and expenses as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance companies’ ability to pay future distributions and is reflective of whether our hedging program functions as intended. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain (loss) from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses), (ii) the change in total asset requirement at CTE98, net of the change in our variable annuity reserves, and (iii) unrealized gains (losses) associated with our variable annuities and other equity risk management strategies. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impacted our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Net income (loss) available to shareholders	$957	$613	$42	$361	$10
Less: Net investment gains (losses)	(66)	(68)	(23)	(16)	(34)
Less: Net derivative gains (losses), excluding investment hedge adjustments	1,724	507	(342)	50	(689)
Less: GMIB Fees and GMIB Costs	(136)	(9)	89	(83)	75
Less: Amortization of DAC and VOBA	(371)	(64)	(74)	(64)	128
Less: Market value adjustments and other	31	37	(5)	2	(19)
Less: Provision for income tax (expense) benefit on reconciling adjustments	(249)	(84)	74	22	114
Adjusted earnings	24	294	323	450	435
Less: Notable items	(223)	(21)	(93)	(64)	(23)
Adjusted earnings, less notable items	$247	$315	$416	$514	$458

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$12.77	$7.91	$0.51	$4.34	$0.11
Less: Net investment gains (losses)	(0.88)	(0.88)	(0.29)	(0.19)	(0.40)
Less: Net derivative gains (losses), excluding investment hedge adjustments	23.00	6.54	(4.26)	0.60	(8.01)
Less: GMIB Fees and GMIB Costs	(1.81)	(0.12)	1.11	(1.00)	0.87
Less: Amortization of DAC and VOBA	(4.95)	(0.83)	(0.92)	(0.77)	1.49
Less: Market value adjustments and other	0.41	0.48	(0.06)	0.02	(0.22)
Less: Provision for income tax (expense) benefit on reconciling adjustments	(3.32)	(1.08)	0.92	0.26	1.32
Adjusted earnings per common share	0.33	3.79	4.02	5.41	5.05
Less: Notable items	(2.97)	(0.27)	(1.16)	(0.77)	(0.27)
Adjusted earnings, less notable items per common share	$3.29	$4.07	$5.18	$6.17	$5.32

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Net income (loss) available to shareholders	$1,973	$1,026	$(197)	$(1,284)	$(4,657)
Less: Net investment gains (losses)	(173)	(141)	(59)	290	311
Less: Net derivative gains (losses), excluding investment hedge adjustments	1,939	(474)	(2,490)	(4,563)	(6,475)
Less: GMIB Fees and GMIB Costs	(139)	72	203	350	(524)
Less: Amortization of DAC and VOBA	(573)	(74)	74	428	406
Less: Market value adjustments and other	65	15	9	25	(18)
Less: Provision for income tax (expense) benefit on reconciling adjustments	(237)	126	473	727	1,323
Adjusted earnings	$1,091	$1,502	$1,593	$1,459	$320
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Brighthouse Financial, Inc.’s stockholders’ equity	$14,259	$15,224	$16,266	$16,690	$17,666
Less: Preferred stock, net	1,563	1,496	1,428	1,248	1,137
Brighthouse Financial, Inc.’s common stockholders’ equity	12,696	13,728	14,838	15,442	16,529
Less: AOCI	2,066	3,362	4,433	4,674	4,809
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$10,630	$10,366	$10,405	$10,768	$11,720
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Return on common equity	15.5%	7.5%	(1.3)%	(8.3)%	(28.2)%
Return on AOCI	95.5%	30.5%	(4.4)%	(27.5)%	(96.8)%
Return on common equity, excluding AOCI	18.6%	9.9%	(1.9)%	(11.9)%	(39.7)%
Less: Return on net investment gains (losses)	(1.6)%	(1.4)%	(0.6)%	2.7%	2.7%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	18.2%	(4.6)%	(23.9)%	(42.4)%	(55.2)%
Less: Return on GMIB Fees and GMIB Costs	(1.3)%	0.7%	2.0%	3.3%	(4.5)%
Less: Return on amortization of DAC and VOBA	(5.4)%	(0.7)%	0.7%	4.0%	3.5%
Less: Return on market value adjustments and other	0.6%	0.2%	0.1%	0.2%	(0.2)%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	(2.2)%	1.2%	4.5%	6.8%	11.3%
Adjusted return on common equity	10.3%	14.5%	15.3%	13.5%	2.7%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Total revenues	$3,797	$2,740	$2,016	$2,512	$1,676	$6,537	$2,614
Less: Net investment gains (losses)	(66)	(68)	(23)	(16)	(34)	(134)	(20)
Less: Net derivative gains (losses)	1,733	513	(337)	56	(684)	2,246	(2,188)
Less: GMIB Fees	61	60	63	62	63	121	125
Less: Investment hedge adjustments	(9)	(6)	(5)	(6)	(5)	(15)	(10)
Less: Other	—	—	(1)	(1)	(2)	—	(2)
Total adjusted revenues	$2,078	$2,241	$2,319	$2,417	$2,338	$4,319	$4,709

Total expenses	$2,584	$1,933	$1,967	$2,022	$1,655	$4,517	$3,361
Less: Amortization of DAC and VOBA	371	64	74	64	(128)	435	(212)
Less: GMIB Costs	197	69	(26)	145	(12)	266	(72)
Less: Other	(31)	(37)	4	(3)	17	(68)	(14)
Total adjusted expenses	$2,047	$1,837	$1,915	$1,816	$1,778	$3,884	$3,659

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Six Months Ended
NET INVESTMENT GAINS (LOSSES)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Investment portfolio gains (losses)	$(66)	$(61)	$9	$(12)	$(28)	$(127)	$(12)
Investment portfolio credit loss (provision) release and (writedowns)	—	(7)	(32)	(4)	(6)	(7)	(8)
Net investment gains (losses)	$(66)	$(68)	$(23)	$(16)	$(34)	$(134)	$(20)

	For the Three Months Ended
NET INVESTMENT INCOME YIELD	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Investment income yield (1)	4.06%	4.50%	4.80%	5.29%	5.21%
Investment fees and expenses (2)	(0.14)%	(0.14)%	(0.14)%	(0.13)%	(0.13)%
Net investment income yield	3.92%	4.36%	4.66%	5.16%	5.08%

(1) Yields are calculated on investment income as a percentage of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-2 of this Appendix. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.